UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2005

First Potomac Realty Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-986-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2005, our operating partnership, First Potomac Realty Investment Limited Partnership, defeased a mortgage loan secured by four of the Company’s properties through $41.6 million of borrowings under the Company’s unsecured line of credit. Copies of the material agreements related to the defeasance transaction are attached as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference. As previously reported, the Company expects to incur one-time charges of approximately $3 million in the fourth quarter of 2005 related to defeasing the mortgage loan and writing off associated deferred financing costs.

On December 16, 2005 the Company closed on the remaining $35 million of a $100 million fixed-rate secured financing with Jackson National Life Insurance Company. The loan has a 10-year term with a fixed rate of 5.19%, with interest only payments for the first five years and 30-year amortization thereafter. The $35 million in proceeds were used to pay down the previous day’s borrowings under the Company’s unsecured line of credit. As previously reported, the initial $65 million funding of the fixed rate loan closed on July 18, 2005.

Seven properties now serve as the collateral for the new loan, the Loan Agreement for which was filed as part of a current Form 8-K on July 22, 2005: Plaza 500, Van Buren Business Park, Rumsey Center, Snowden Center, Greenbrier Technology Center II, Norfolk Business Center and Alexandria Corporate Park.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Modification, Waiver and Consent between FPR Holdings Limited Partnership, as Borrower, and JPMorgan Chase Bank, as Trustee.

10.2 Defeasance Pledge and Security Agreement among FPR Holding Limited Partnership, as Pledgor, JPMorgan Chase Bank, as Pledgee, Wachovia Bank, NA, as Servicer, and Wells Fargo Bank, NA, as Intermediary.

10.3 Defeasance Assignment, Assumption and Release Agreement among FPR Holdings Limited Partnership, as Pledgor, JPMorgan Chase Bank, as Pledgee, SB FPR Holdings, LLC, as Successor Borrower, Wachovia Bank, NA, as Servicer, and Wells Fargo Bank, NA, as Intermediary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Potomac Realty Trust

December 19, 2005	By:	Joel F. Bonder

Name: Joel F. Bonder
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Modification, Waiver and Consent between FPR Holdings Limited Partnership, as Borrower, and JPMorgan Chase Bank, as Trustee.
10.2	Defeasance Pledge and Security Agreement among FPR Holding Limited Partnership, as Pledgor, JPMorgan Chase Bank, as Pledgee, Wachovia Bank, NA, as Servicer, and Wells Fargo Bank, NA, as Intermediary.
10.3	Defeasance Assignment, Assumption and Release Agreement among FPR Holdings Limited Partnership, as Pledgor, JPMorgan Chase Bank, as Pledgee, SB FPR Holdings, LLC, as Successor Borrower, Wachovia Bank, NA, as Servicer, and Wells Fargo Bank, NA, as Intermediary.